                                                                      EXHIBIT 23




                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-24621, 33-54577, 33-31812 and 33-63273) of
Dell Computer Corporation of our report dated February 19, 1996 appearing on page 25 of this Form 10-K.




PRICE WATERHOUSE LLP




Austin, Texas
March 25, 1996